Exhibit 32.2

BULOVA TECHNOLOGIES GROUUP, INC.AND CONSOLIDATED AFFILIATE
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Amendment No. 1 to the Annual Report of Bulova Technologies Group, Inc. (the Company) on Form 10-K for the year ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Frank W. Barker, Jr, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Frank W. Barker, Jr.
Frank W. Barker, Jr
Principal Financial Officer
February 3, 2012